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                                                                   Exhibit 10.24

                     RESTRICTED STOCK GRANT NOTICE AGREEMENT

                                 PURSUANT TO THE

                 SPHERIS HOLDING III, INC. STOCK INCENTIVE PLAN

Spheris Holding III, Inc. (the "Company"), pursuant to its Stock Incentive Plan (the "Plan"), hereby grants to Holder the number of shares of Restricted Stock set forth below at the Purchase Price set forth below. The Restricted Stock is subject to all of the terms and conditions as set forth herein and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice, the Plan shall govern and control.

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HOLDER:                     ____________________________________________________

DATE OF GRANT:              ____________________________________________________

VESTING COMMENCEMENT DATE   ____________________________________________________

NUMBER OF SHARES
OF RESTRICTED STOCK:        ____________________________________________________

PURCHASE PRICE (IF ANY):    ____________________________________________________

VESTING SCHEDULE:           The Restricted Stock shall vest in accordance with
                            the following schedule, subject to the Holder's continued employment or service with the Company or its Affiliates, as applicable:

                            The shares of Restricted Stock shall vest at a rate of ___% per ___ on the ____ through _____________
                            anniversaries of the Vesting Commencement Date; provided, however, that any shares of Restricted Stock that have not vested prior to a Change in Control shall immediately vest upon a Change in Control.

TERMINATION OF
EMPLOYMENT OR SERVICE:      In the event of the Holder's termination of
                            employment or service with the Company or its Affiliates for any reason (i) all vesting with respect to the Restricted Stock shall cease, and
                            (ii) at anytime following such termination, and upon written notice to the Holder, the Company shall have the right to repurchase from the Holder any unvested shares of Restricted Stock at a purchase price equal to the original Purchase Price paid for the Restricted Stock, or if the original Purchase Price is $0, such unvested Restricted Stock shall be forfeited by Holder for no consideration.

83(B) ELECTION:             Under Section 83 of the Code, the excess of the Fair
                            Market Value of the Restricted Stock on the date any
                            forfeiture restrictions applicable to such shares
                            lapse over the Purchase Price paid for those shares
                            will be reportable as ordinary income on the lapse
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                            date. For this purpose, the term "forfeiture
                            restrictions" includes vesting provisions applicable to the Restricted Stock. The Holder may elect under
                            Section 83(b) of the Code to be taxed at the time the Restricted Stock is acquired, rather than when and as such Restricted Stock ceases to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement.
                            Even if the Fair Market Value of the Restricted
                            Stock on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

                            THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT A HERETO. THE HOLDER UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE. THE HOLDER ACKNOWLEDGES THAT IT IS THE HOLDER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF THE HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

ADDITIONAL TERMS:           The Restricted Stock shall be subject to the
                            following additional terms:

                            - The Restricted Stock granted hereunder shall be registered in the Holder's name on the books of the Company, but the certificates evidencing such Restricted Stock shall be retained by the Company while the Restricted Stock remains unvested or subject to the prohibition on transfer set forth in Section 9 of the Plan, and, in each case, for such additional time as the Committee determines appropriate in its reasonable discretion. Concurrently with the execution of the Grant Notice by the Holder, the Holder shall execute an Assignment Separate from Certificate (in the form attached hereto as Exhibit B) with respect to such Restricted Stock.

                            - Upon vesting of the Restricted Stock, the Holder will be required to satisfy applicable withholding tax obligations as provided in the Plan.

                            - Holder hereby grants Spheris Investment LLC ("Investment") Holder's irrevocable proxy, and appoints Investment, or any designee or nominee of Investment, as
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                                 Holder's attorney-in-fact (with full power of
                                 substitution and resubstitution), for and in its name, place and stead, to (i) vote or act by written consent with respect to the Restricted Stock (whether or not vested) now or hereafter owned by Holder (including the right to sign its name (as a stockholder) to any consent, certificate or other document relating to the Company that Delaware law may require) in connection with any and all matters, including, without limitation, the election of directors (other than any amendment to the Plan that would require shareholder approval), and
                                 (ii) if requested by the underwriters managing any public offering of the Stock, execute a lock-up agreement containing terms consistent with Section 9 of the Plan. This proxy is coupled with an interest and shall be irrevocable, and Holder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy shall terminate upon the expiration of the Lock-Up Period.

                            - Without limiting anything contained in this Grant Notice or the Plan, the provisions of Sections 7(b), 9 and 10 of the Plan are incorporated herein by reference and made a part hereof.

                            - This Grant Notice does not confer upon the Holder any right to continue as an employee or service provider of the Company or its Affiliates.

                            - This Grant Notice shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

REPRESENTATIONS AND
WARRANTIES OF
THE HOLDER:                 The Holder hereby represents and warrants to the
                            Company that:

                            - the Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to an exemption from such registration and
                                 qualification based in part upon such Holder's representations contained herein; the shares of Stock are being issued to the Holder hereunder in reliance upon the exemption from such registration provided by Rule 701 promulgated under the Securities Act for stock issuances under compensatory benefit plans such as the Plan;
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                            -    the Holder has been informed that the shares of
                                 Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the Federal securities laws or unless an exemption from such registration is available; and

                            - that the Holder is prepared to hold the shares of Stock for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.
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THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN,
AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE AND THE PLAN.

SPHERIS HOLDING III, INC.               HOLDER


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Date:
       ------------------------------         ----------------------------------
Date:
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                                    EXHIBIT A

               ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN
            GROSS INCOME IN YEAR OF TRANSFER UNDER CODE Section 83(b)

          The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address and taxpayer identification number of the undersigned are:

Name:      _____________________________________________________________________

Address:   _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

SS#:       _____________________________________________________________________

2.   Description of property with respect to which the election is being made:

The undersigned has received _______ shares of Common Stock of Spheris Holding III, Inc. (the "Company").

3.   The date on which property was transferred is ____________ __, _____.

4.   The taxable year to which this election relates is calendar year _____.

5.   The nature of the restriction(s) to which the property is subject is:

The property is subject to subject to vesting requirements based upon the taxpayer's employment with the issuer.

6.   Fair market value:

The aggregate fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $__________.

7.   Amount paid for property:

The amount paid by taxpayer for the property is $_______.

8.   Furnishing statement to employer:

A copy of this statement has been furnished to the Company, the employer of the undersigned.


Dated:
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                                        Taxpayer's Signature

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                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ____________ hereby sell(s), assign(s) and transfer(s) unto Spheris Holding III, Inc. (the "Company"), ______________ (_____) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No. _______________ herewith and do(es) hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:
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                                        Signature
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INSTRUCTION: Please do not fill in any blanks other than the signature line.
Please sign exactly as you would like your name to appear on the issued stock certificate.


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